UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2019

j2 Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6922 Hollywood Blvd.

Suite 500

Los Angeles, California 90028

(Address of principal executive offices)

(323) 860-9200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JCOM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement

On August 16, 2019, j2 Cloud Services, LLC (“j2 Cloud”), a wholly-owned subsidiary of j2 Global, Inc., and MUFG Union Bank, N.A. (“MUB”) entered into an amendment with respect to j2 Cloud’s existing credit agreement, dated as of January 7, 2019, by and between j2 Cloud, certain lenders from time to time party thereto and MUB, as sole lead arranger and as administrative agent for the Lenders (the “Amendment” and the credit agreement, as amended by the First Amendment to Credit Agreement, dated as of July 1, 2019, and the Amendment, the “Credit Agreement”).

Among other things, the Amendment increased the aggregate amount available under the Credit Agreement from $150,000,000 to $200,000,000 through December 31, 2020.

The foregoing descriptions of the Amendment and the Credit Agreement are not complete and are qualified in their entirety by reference to the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K, the First Amendment to Credit Agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed on July 1, 2019, and the Credit Agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed on January 9, 2019, which are incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1

Second Amendment to Credit Agreement, dated as of August 16, 2019, among j2 Cloud Services, LLC, the lenders from time to time party thereto and MUFG Union Bank, N.A., as sole lead arranger and as Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global, Inc.

Date: August 16, 2019	By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Vice President and General Counsel